                                                                    EXHIBIT 10.5

                             AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of July, 1989 and amended and restated this 14th day of December, 1995 by and between Home Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Sherry L. Correll (the "Employee").

                             W I T N E S S E T H:

     WHEREAS, after July 1, 1989, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association of Washington," to "Home Savings Bank, SSB;"

     WHEREAS, the Employee has been an employee of the Bank since June 17, 1985;

     WHEREAS, the value of the Employee is such that assurance of her continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Employee, and realizes that if the Employee were to terminate her employment, the Bank would suffer a substantial financial loss.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  During the period of the Employee's
     ---------   -----------------
employment by the Bank, the Employee shall defer monthly a portion of her cash compensation otherwise receivable by the Employee from the Bank.

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the earlier of (a) the occurrence of the Employee's 65th birthday (the "Retirement Age") and (b) the date of the Employee's retirement after her 60th birthday but before the Retirement Age ("Early Retirement Date"), the Bank will pay the Employee $6,375 annually for a continuous period of fifteen (15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Age or Early Retirement Date shall occur. Such annual payment shall be increased five percent (5%) for each full year of service of the Employee occurring after July 1, 1990, except that there will be no increases in benefits after the Employee reaches Retirement Age and also no increases in benefits for more than ten (10) years of additional service.

     In the event that the Employee should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Employee has designated the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Employee's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Employee die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $6,375 annually for a continuous period of fifteen (15) years to her Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full year of service of the Employee occurring after July 1, 1990, except that there will be no increases in benefits after the Employee reaches Retirement Age and also no increases in benefits for more than ten (10) years of additional service. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Employee's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent (8%) per annum compound interest and shall be paid in a single sum to the Employee's estate.

     Section 4.  Termination of Employment.
     ---------   -------------------------

     Should the Employee's employment by the Bank terminate other than by reason of death, retirement upon the occurrence of the Retirement Age or retirement upon the occurrence of the Early Retirement Date, the Employee or her Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Employee's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:

                                             PERCENTAGE OF THE ANNUAL
     FULL NUMBER OF YEARS SERVED             INSTALLMENT PAYMENT
     AS EMPLOYEE FROM DATE OF                STATED IN SECTION 2 OF THIS
     EMPLOYMENT UNTIL TERMINATION            AGREEMENT TO WHICH THE
     OF EMPLOYMENT                           EMPLOYEE IS ENTITLED
     ----------------------------            -------------------------------
     Under      15                                              0%
                15                                              50%
                16                                              55%
                17                                              60%
                18                                              65%
                19                                              75%
                20                                              80%
                21                                              85%
                22                                              90%
                23                                              95%
                24                                             100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Age or the Employee's death, as applicable, occurs.

     Notwithstanding the foregoing, should the Employee's employment be terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or a sale by the Bank of a majority or more of its assets, then the Employee shall be deemed to have retired as of her Early Retirement Date and the provisions of Section 2 shall be deemed applicable, except that the Early Retirement Date shall be deemed the date that such merger or asset sale shall be consummated.

     Section 5.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Employee or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder.

     B. The benefits and rights provided under this Agreement are independent of, and in addition to, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment between the parties hereto or as restricting the right of the Bank to discharge the Employee or the right of the Employee to terminate her employment.

     C. The rights of the Employee under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund its liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Employee or her Beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Employee's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Employee under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     Section 6.  Claims and Review Procedures.
     ---------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 6.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (I)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 6.C. hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (I) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to perti nent provisions of the Agreement. The decision on review will be made within sixty
          (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Employee has hereunto set her hand and seal, all on the day and year first above written.

                                             HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                               By:  /s/ Thomas A. Vann
------------------------                          -----------------------------
Ruby Adams                                        Thomas A. Vann
Secretary
                                             Title:  President

[Corporate Seal]                             EMPLOYEE:

                                             /s/ Sherry L. Correll
                                             ---------------------------- (Seal)
                                             Sherry L. Correll

                             AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of July, 1989 and amended and restated this 14th day of December, 1995 by and between Home Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and William R. Outland (the "Employee").

                             W I T N E S S E T H:

     WHEREAS, after July 1, 1989, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association of Washington" to "Home Savings Bank, SSB;"

     WHEREAS, the Employee has been an employee of the Bank since January 17, 1983;

     WHEREAS, the value of the Employee is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Employee, and realizes that if the Employee were to terminate his employment, the Bank would suffer a substantial financial loss.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  During the period of the Employee's
     ---------   -----------------
employment by the Bank, the Employee shall defer monthly a portion of his cash compensation otherwise receivable by the Employee from the Bank.

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the earlier of (a) the occurrence of the Employee's 65th birthday (the "Retirement Age") and (b) the date of the Employee's retirement after his 60th birthday but before the Retirement Age ("Early Retirement Date"), the Bank will pay the Employee $9,250 annually for a continuous period of fifteen (15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Age or Early Retirement Date shall occur. Such annual payment shall be increased five percent (5%) for each full year of service of the Employee occurring after July 1, 1990, except that there will be no increases in benefits after the Employee reaches Retirement Age and also no increases in benefits for more than ten (10) years of additional service.

     In the event that the Employee should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Employee has designated the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Employee's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Employee die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $9,250 annually for a continuous period of fifteen (15) years to his Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full year of service of the Employee occurring after July 1, 1990, except that there will be no increases in benefits after the Employee reaches Retirement Age and also no increases in benefits for more than ten (10) years of additional service. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Employee's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent (8%) per annum compound interest and shall be paid in a single sum to the Employee's estate.

     Section 4.  Termination of Employment.
     ---------   -------------------------

     Should the Employee's employment by the Bank terminate other than by reason of death, retirement upon the occurrence of the Retirement Age or retirement upon the occurrence of the Early Retirement Date, the Employee or his Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Employee's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:


     FULL NUMBER OF YEARS SERVED             INSTALLMENT PAYMENT
     AS EMPLOYEE FROM DATE OF                STATED IN SECTION 2 OF THIS
     EMPLOYMENT UNTIL TERMINATION            AGREEMENT TO WHICH THE
     OF EMPLOYMENT                           EMPLOYEE IS ENTITLED
     ---------------------------             ------------------------------
     Under      20                                               0%
                20                                              50%
                21                                              55%
                22                                              60%
                23                                              65%
                24                                              75%
                25                                              80%
                26                                              85%
                27                                              90%
                28                                              95%
                29                                             100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Age or the Employee's death, as applicable, occurs.

     Notwithstanding the foregoing, should the Employee's employment be terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or a sale by the Bank of a majority or more of its assets, then the Employee shall be deemed to have retired as of his Early Retirement Date and the provisions of Section 2 shall be deemed applicable, except that the Early Retirement Date shall be deemed the date that such merger or asset sale shall be consummated.

     Section 5.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Employee or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder.

     B. The benefits and rights provided under this Agreement are independent of, and in addition to, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment between the parties hereto or as restricting the right of the Bank to discharge the Employee or the right of the Employee to terminate his employment.

     C. The rights of the Employee under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund its liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Employee or his Beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Employee's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Employee under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     Section 6.  Claims and Review Procedures.
     ---------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 6.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 6.C. hereof.

     C. Review Procedure. Within sixty (60) days after the date on which a claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to perti nent provisions of the Agreement. The decision on review will be made within sixty
          (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                             HOME SAVINGS BANK, SSB

Attest:                                      By:  /s/ Thomas A. Vann
                                                  ------------------------------
                                                  Thomas A. Vann

/s/ Ruby Adams                               Title:  President
------------------------
Ruby Adams
Secretary

[Corporate Seal]                             EMPLOYEE:

                                             /s/ William R. Outland
                                             -----------------------------------
                                             William R. Outland

                             AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of July, 1989 and amended and restated this 14th day of December, 1995 by and between Home Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Thomas A. Vann (the "Employee").

                              W I T N E S S E T H:

     WHEREAS, after July 1, 1989, the Bank converted its charter to a state savings bank charter and changed its name from "Home Savings and Loan Association of Washington," to "Home Savings Bank, SSB;"

     WHEREAS, the Employee has been an employee of the Bank since September 1, 1972;

     WHEREAS, the value of the Employee is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Employee, and realizes that if the Employee were to terminate his employment, the Bank would suffer a substantial financial loss.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  During the period of the Employee's
     ---------   -----------------
employment by the Bank, the Employee shall defer monthly a portion of his cash compensation otherwise receivable by the Employee from the Bank.

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the earlier of (a) the occurrence of the Employee's 65th birthday (the "Retirement Age") and (b) the date of the Employee's retirement after his 60th birthday but before the Retirement Age ("Early Retirement Date"), the Bank will pay the Employee $19,250 annually for a continuous period of fifteen (15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Age or Early Retirement Date shall occur. Such annual payment shall be increased five percent (5%) for each full year of service of the Employee occurring after July 1, 1990, except that there will be no increases in benefits after the Employee reaches Retirement Age and also no increases in benefits for more than ten (10) years of additional service.

     In the event that the Employee should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Employee has designated the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Employee's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Employee die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $19,250 annually for a continuous period of fifteen (15) years to his Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full year of service of the Employee occurring after July 1, 1990, except that there will be no increases in benefits after the Employee reaches Retirement Age and also no increases in benefits for more than ten (10) years of additional service. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Employee's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent (8%) per annum compound interest and shall be paid in a single sum to the Employee's estate.

     Section 4.  Termination of Employment.
     ---------   -------------------------

     Should the Employee's employment by the Bank terminate other than by reason of death, retirement upon the occurrence of the Retirement Age or retirement upon the occurrence of the Early Retirement Date, the Employee or his Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Employee's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:

                                                          PERCENTAGE OF THE ANNUAL
     FULL NUMBER OF YEARS SERVED                          INSTALLMENT PAYMENT
     AS EMPLOYEE FROM DATE OF                             STATED IN SECTION 2 OF THIS
     EMPLOYMENT UNTIL TERMINATION                         AGREEMENT TO WHICH THE
     OF EMPLOYMENT                                        EMPLOYEE IS ENTITLED
     ----------------------------                         -----------------------------------------------
     Under           20                                                      0%
                     20                                                     50%
                     21                                                     55%
                     22                                                     60%
                     23                                                     65%
                     24                                                     75%
                     25                                                     80%
                     26                                                     85%
                     27                                                     90%
                     28                                                     95%
                     29                                                    100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Age or the Employee's death, as applicable, occurs.

     Notwithstanding the foregoing, should the Employee's employment be terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or a sale by the Bank of a majority or more of its assets, then the Employee shall be deemed to have retired as of his Early Retirement Date and the provisions of Section 2 shall be deemed applicable, except that the Early Retirement Date shall be deemed the date that such merger or asset sale shall be consummated.

     Section 5.  General Provisions.
     ---------   ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, any Beneficiary nor any other person claiming any right or interest under this Agreement through the Employee or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder.

     B. The benefits and rights provided under this Agreement are independent of, and in addition to, those benefits and rights provided under any other agreements between the parties hereto. This Agreement shall not be deemed to constitute an agreement of employment between the parties hereto or as restricting the right of the Bank to discharge the Employee or the right of the Employee to terminate his employment.

     C. The rights of the Employee under this Agreement and of any Beneficiary shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with its plans to fund its liabilities hereunder shall not be deemed to be held under any trust for the benefit of the Employee or his Beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. This Agreement and the Bank obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Employee's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Employee under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     E. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     F. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     Section 6.  Claims and Review Procedures.
     ---------   ----------------------------

     A.   General. For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 6.

     B.   Claims Procedure. If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 6.C. hereof.

     C.   Review Procedure. Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to perti nent provisions of the Agreement. The decision on review will be made within sixty
          (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                    HOME SAVINGS BANK, SSB

Attest:                             By:  /s/ William L. Wall
                                         ---------------------------------------
                                         William L. Wall

/s/ Ruby Adams                      Title:  Executive Vice President
-----------------------------
Ruby Adams
Secretary

[Corporate Seal]                    EMPLOYEE:

                                    /s/ Thomas A. Vann
                                    --------------------------------------------
                                    Thomas A. Vann

                            HOME SAVINGS BANK, SSB
                         SUPPLEMENTAL INCOME AGREEMENT
                   AS AMENDED AND RESTATED DECEMBER 14, 1995

                             ____________________

                                1996 Amendment
                             ____________________

          WHEREAS, Home Savings Bank, SSB (the "Bank") has entered into a Supplemental Income Agreement (the "Agreement"), originally effective July 1, 1989, as amended and restated effective December 14, 1995, with the following officers: Thomas A. Vann, William R. Outland, and Sherry L. Correll (the "Officers"); and

          WHEREAS, the Bank has authorized an amendment to the Agreement with each Officer in order to address issues arising from the Bank's upcoming conversion from mutual to stock form;

          NOW, THEREFORE, pursuant to Section 5.E. of each Agreement, the Agreement with each Officer is hereby amended as follows, effective immediately on execution hereof:

          1.  Section 2 of each Agreement shall be amended by revising clause
(b) of its first sentence in its entirety to provide as follows:

              (b) the date of the Employee's retirement before the Retirement Age but after both attaining age 55 and completing at least 10 years of service with the Bank ("Early Retirement Date")

          2. The next-to-the-last paragraph of Section 4 of each Agreement shall be amended in its entirety to provide as follows:

                  Except as otherwise provided in Section 2 with respect to the
              Employee's retirement at the Early Retirement Date: in the event that the employment of the Employee terminates, for any reason other than his death, prior to the time he is first entitled to receive payments under this Agreement, the Employee or his Beneficiaries, as applicable, shall be entitled, upon the occurrence of the Employee's 55th birthday or prior death, to receive such annual payments.

          3. The last paragraph of Section 4 of the Agreement shall be amended in its entirety to provide as follows:

                  Except as otherwise provided in Sections 2 or 3 as applicable, in the event that, on or before the occurrence of an Employee's Retirement Date or Early Retirement Date, a "Termination of Protected Employment" occurs following a "Change in Control" (as these terms are defined in the next two paragraphs), then the Employee shall be deemed to have retired as of his Early Retirement Date and

1996 Amendment
Supplemental Income Agreement
Page 2

              the provisions of Section 2 shall be deemed applicable, except that the Early Retirement Date shall be deemed to be the date that such Change in Control shall occur.

          4. Section 4 of the Agreement shall be amended further by adding the following two paragraphs immediately at the end thereof:

                  For purposes of this Agreement, "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding, or power to vote more than 25% of the voting stock of the Bank or NewSouth Bancorp, Inc. (the "Company"), (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  For purposes of this Agreement, a "Termination of Protected
              Employment" shall occur if: (I) The Employee is terminated without Just Cause, with "Just Cause" meaning, in the good faith determination of the Bank's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, or rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order; provided that no act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interests of the Bank or of the Company; or (II) the Employee voluntarily terminates employment for an event that constitutes "Good Reason", which shall mean any of the following events, that has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than 30 miles from his primary office as of

1996 Amendment
Supplemental Income Agreement
Page 3

              the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation in effect on the date of the Change in Control; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits in effect on the date of the Change in Control, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to reelect the Employee to the Board of Directors of the Bank, if the Employee has served on such Board at any time during the term of the Agreement; (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank; or (vii) a material reduction in the secretarial or other administrative support of the Employee.

          5. Section 5 of the Agreement shall be amended by adding the following paragraphs immediately at the end thereof:

                  Notwithstanding any other provision of this Agreement that may be contrary or inconsistent herewith, not later than ten business days after a Change in Control, the Bank shall (i) deposit in a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank, the Company and any successor to their interest, an amount equal to the present value of all benefits that may become payable under this Agreement, unless the Employee has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

                  At any time or from time to time after a Change in Control, the Employee may provide the trustee of the Trust with a written schedule directing that the trustee pay to the Employee an amount designated in the schedule as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the schedule to the Bank via overnight and registered mail (return receipt requested). On the fifth business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the

1996 Amendment
Supplemental Income Agreement
Page 4


              dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration (including any attorneys' fees incurred by the Employee) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

                  Upon the receipt of the Employee's written release of all
              claims under this Agreement, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust pursuant to this Agreement.

          6. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement entered into thereunder, other than as stated above.

1996 Amendment
Supllemental Income Agreement
Page 5

          WHEREFORE, on this 23rd day of October, 1996, the Bank hereby executes this 1996 Amendment to the Plan.

                                    HOME SAVINGS BANK, SSB


                                    By /s/ Frederick H. Howdy
                                      ----------------------------------
                                           Its Chairman of the Board

October 23, 1996
------------------
Date                                Attest:    William L. Wall          (Seal)
                                           -----------------------------



Witness:

Brenda S. Ipoch                      /s/ Thomas A. Vann
------------------                  ------------------------------------
                                            Thomas A. Vann
Witness:

Brenda S. Ipoch                      /s/ William R. Outland
------------------                  ------------------------------------
                                            William R. Outland
Witness:

Brenda S. Ipoch                      /s/ Sherry L. Correll
------------------                  ------------------------------------
                                            Sherry L. Correll